                                                                       Exhibit 1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 without the necessity of filing additional joint filing agreements. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: March 28, 2000


                                        By: /s/ Marvin H. Schein
                                            ------------------------------
                                            Name:  Marvin H. Schein
                                            Title: Individually and as
                                                   Trustee for:

                                            Trust Created by Marvin H. Schein
                                            u/i/d September 9, 1994

                                            Trust Created by Marvin H. Schein
                                            u/i/d April 5, 1996

                                            Trust Created by Marvin H. Schein
                                            u/i/d April 9, 1997

                                            Trust Created by Marvin H. Schein
                                            u/i/d October 8, 1998

                                            Trust Created by Marvin H. Schein
                                            u/i/d December 22, 1998


                                        By: /s/ Leslie J. Levine
                                            ------------------------------
                                            Name:  Leslie J. Levine
                                            Title: Trustee for:

                                            Trust Created by Marvin H. Schein
                                            u/i/d September 9, 1994

                                            Trust Created by Marvin H. Schein
                                            u/i/d April 5, 1996

                                            Trust Created by Marvin H. Schein
                                            u/i/d April 9, 1997

                                            Trust Created by Marvin H. Schein
                                            u/i/d October 8, 1998

                                            Trust Created by Marvin H. Schein
                                            u/i/d December 22, 1998



                                        By: /s/ Irving Shafran
                                            ------------------------------
                                            Name:  Irving Shafran
                                            Title: Trustee for U/A dated
                                                   October 26, 1994, Pamela
                                                   M. Schein as grantor;
                                                   Trustee for the Pamela M.
                                                   Schein Issue Trust, dated
                                                   September 29, 1994



                                        By: /s/ Judith Shafran
                                            ------------------------------
                                            Name:  Judith Shafran
                                            Title: Trustee for U/A dated
                                                   October 26, 1994, Pamela
                                                   M. Schein as grantor



                                        By: /s/ Robert D. Villency
                                            ------------------------------
                                            Name:  Robert D. Villency
                                            Title: Trustee for the Pamela M.
                                                   Schein Issue Trust dated
                                                   September 29, 1994


                                        By: /s/ Pamela M. Schein
                                            ------------------------------
                                            Name:  Pamela M. Schein
                                            Title: Grantor of U/A dated
                                                   October 26, 1994; Grantor of
                                                   the Pamela M. Schein Issue
                                                   Trust dated September
                                                   29, 1994